Exhibit 99.1
Latch receives expected Nasdaq notification of non-compliance

NEW YORK, August 12, 2022 -- Latch, Inc. (NASDAQ: LTCH) (the “Company”), maker of LatchOS, the full-building enterprise software-as-a-service (SaaS) platform, today announced that on August 11, 2022, it received a letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that it did not comply with Nasdaq’s Listing Rule 5250(c)(1) for continued listing because the Company had not filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 (the “Form 10-Q”) by the required due date.
The Company previously disclosed its inability to timely file the Form 10-Q in its Notification of Late Filing on Form 12b-25 filed with the Securities and Exchange Commission on August 10, 2022.
Nasdaq informed the Company that it has until October 10, 2022 to submit a plan to regain compliance with respect to the filing of the Form 10-Q. If Nasdaq approves the Company’s plan, it may grant the Company an extension of up to 180 calendar days from the due date of the Form 10-Q to regain compliance.
The notice received from Nasdaq has no immediate effect on the listing or trading of the Company’s shares of common stock or warrants. However, if the Company fails to timely regain compliance with the Rule, the Company’s shares of common stock and warrants will be subject to delisting from Nasdaq.
The Company intends to file the Form 10-Q as soon as practicable.

About Latch, Inc.
Latch makes spaces better places to live, work, and visit through a system of software, devices, and services. For more information, please visit https://www.latch.com.
FORWARD-LOOKING STATEMENTS
This release contains certain forward-looking statements within the meaning of the federal securities laws, including statements regarding adoption of Latch’s technology and products. These forward-looking statements generally are identified by the words "believe," "project," "expect," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "may," "should," "would," "will continue," "will likely result," and similar expressions. Forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Forward-looking information includes, but is not limited to, statements regarding: the Company’s future products, performance, and operations, and the related benefits to shareholders, customers, and residents; the impact of the 2022 workforce reductions on the Company’s business; the Company’s strategy; and the Company’s ability to receive Nasdaq approval of its plan to regain compliance with respect to the filing of the Form 10-Q and its ability to comply with the continued listing requirements under Nasdaq’s Listing Rule 5250(c)(1). Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including Latch’s ability to implement business plans and changes and developments in the industry in which Latch competes. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of our Annual Report on Form 10-K filed with the SEC on March 1, 2022, and other documents filed by Latch from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law, including the securities laws of the United States and the rules and regulations of the SEC. The Company does not give any assurance that it will achieve its expectations.

CONTACTS:
Investors:
investors@latch.com
Media:
press@latch.com